EXHIBIT 99.2


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

                             As adopted pursuant to

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of First PacTrust Bancorp, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on August 14, 2002, (the "Report"), I, Regan Gallagher, Controller (Principal Financial and Accounting Officer) of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of June 30, 2002 and results of operations of the Company for the three and six months ended June 30, 2002.


                                    ____/s/ Regan Gallagher
                                    Name: Regan Gallagher
                                    Title: Vice President Controller
                                    (Principal Financial and Accounting Officer)
                                    Date: August 14, 2002

                                                                             18.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        FIRST PACTRUST BANCORP, INC.

Date:  ______________                   /s/ Hans R.  Ganz
                                        ----------------------------------------
                                        Hans R. Ganz
                                        President and Chief Executive Officer


Date: _______________                   /s/ Regan Gallagher
                                        ----------------------------------------
                                        Regan Gallagher
                                        Vice President and Controller
                                        (Principal Financial and Accounting
                                        Officer)

                                                                             19.